INVESTOR PRESENTATION

4Q 2024

NASDAQ: ALRS

ALERUS

DISCLAIMERS

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management's long-term performance goals and the future plans and prospects of Alerus Financial Corporation.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the implementation of policies proposed by the new presidential administration, including tariffs, mass deportations, and tax regulations; our ability to successfully manage credit risk, including in the CRE portfolio, and maintain an adequate level of allowance for credit losses; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including the level and impact of inflation rates and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; our ability to raise additional capital to implement our business plan; the overall health of the local and national real estate market; credit risks and risks from concentrations (by type of borrower, geographic area, collateral, and industry) within our loan portfolio; the concentration of large loans to certain borrowers (including CRE loans); the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies, including the integration of HMNF which the Company acquired in the fourth quarter of 2024; the commencement, cost, and outcome of litigation and other legal proceedings and regulatory actions against us or to which the Company may become subject, including with respect to pending actions relating to the Company's previous ESOP fiduciary services commenced by government or private parties; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors' information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid and expensive technological change in the financial services industry; increased competition in the financial services industry, including from non-banks such as credit unions, Fintech companies and digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, including those who have balances above current FDIC insurance limits; the effectiveness of our risk management framework; potential impairment to the goodwill the Company recorded in connection with our past acquisitions, including the acquisitions of Metro Phoenix Bank and HMNF; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes, including in response to prior bank failures; new or revised accounting standards, as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC") or the Public Company Accounting Oversight Board; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather and natural disasters, and widespread disease or pandemics; acts of war or terrorism, including ongoing conflicts in the Middle East, the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; changes to U.S. or state tax laws, regulations and governmental policies concerning our general business, including changes in interpretation or prioritization and changes in response to prior bank failures; talent and labor shortages and employee turnover; our success at managing the risks involved in the foregoing items; and any other risks described in the "Risk Factors" sections of the reports filed by Alerus Financial Corporation with the SEC.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent.

Miscellaneous

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information.

COMPANY PROFILE

Alerus is a commercial wealth bank and a national retirement plan provider

DIVERSIFIED REVENUE

Last Twelve Months Ended December 31, 2024

Net Interest Income:
$107.0 million
48.2% of revenue

Noninterest Income:
$114.9 million
51.8% of revenue



Retirement & Benefits Revenue 29.0%
Net Interest Income 48.2%
Wealth Advisory Revenue 11.8%
Banking Fees & Other Revenue(1) 11.0%

RETIREMENT AND BENEFIT SERVICES

Retirement

- Plan administration
- Trust and custodial offerings
- Record keeping

Benefits

- Health savings accounts
- Flexible spending accounts
- COBRA

AUA / AUM:
$ in billions



$31.9
$34.2
$36.7
$32.1
$36.7
$40.7
2019
2020
2021
2022
2023
2024

BANKING

Business Services

- Commercial and small business offerings
- Treasury Management services
- SBA & CRE Lending

Consumer Services

- Private banking
- Savings, money markets, CDs
- Mortgage services

Assets:
$ in billions



$2.4
$3.0
$3.4
$3.8
$3.9
$5.3
2019
2020
2021
2022
2023
2024

WEALTH ADVISORY

- **Financial Planning:** Retirement | Tax | Estate planning
- **Investment Management:** Managed investments | Brokerage
- **Trust and Fiduciary:** Estate Administration | Corporate Trusteeship

AUA / AUM:
$ in billions



$3.1
$3.3
$4.0
$3.6
$4.0
$4.6
2019
2020
2021
2022
2023
2024

1. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

FRANCHISE FOOTPRINT

29 FULL-SERVICE BANKING OFFICES

- **Grand Forks, ND:** 4 offices ★
- **Fargo, ND:** 3 offices ★
- **Twin Cities, MN:** 7 offices ★
- **Rochester, MN:** 4 offices ★
- **Southern MN, WI and IA:** 9 offices ★
- **La Crosse, WI:** 1 loan production office ★
- **Phoenix, AZ:** 2 offices ★

RETIREMENT AND BENEFIT SERVICES

- Offices in **Minnesota**, **North Dakota**, **Michigan**, and **Colorado** ▲
- Retirement plan service clients in all **50 states**



Market Distribution and Client Base

- **58,900** Consumer banking clients
- **20,100** Commercial banking clients
- **8,600** Employer-sponsored retirement plans
- **12,600** Wealth clients
- **500,200** Employer-sponsored retirement and benefit plan participants and health savings account participants
- **33,500** Flexible spending account and health reimbursement arrangement participants

BANKING

LOANS: $3,993

DEPOSITS: $4,378


0.6%
12.1%
19.9%
67.4%
22.2%
31.3%
8.0%
1.7%
36.8%

WEALTH ADVISORY

AUA / AUM: $4,579


3.7%
12.7%
13.0%
70.6%

RETIREMENT AND BENEFITS

AUA / AUM: $40,729


9.3%
13.2%
77.5%

LEGEND: North Dakota | Minnesota | Arizona | National | Synergistic | *($ in millions)*

Data as of 12/31/2024.

STRATEGIC GROWTH

To supplement our organic growth, we have executed **26 acquisitions** throughout the history of our company including: **16** in Banking and **10** in Retirement and Benefits.



1879
Began as the Bank of Grand Forks
2000
Rebranded to Alerus
2007
Expanded to Minnesota Market
2009
Expanded to Arizona Market
2019
Completed Initial Public Offering (IPO)
2022
Acquired Metro Phoenix Bank
2024
Acquired HMN Financial, Inc.

ROE[1] (5 Year History: 2019 - 2023)



9.2%
11.2%
12.5%
KBW Regional Bank Index (Average)
KBW Regional Bank Index (Top Quartile)
Alerus Financial[2]

ROA[1] (5 Year History: 2019 - 2023)



1.08%
1.28%
1.31%
KBW Regional Bank Index (Average)
KBW Regional Bank Index (Top Quartile)
Alerus Financial[2]

1. Source S&P Capital IQ.
2. Excludes net losses on investment securities (after-tax) of $19.5 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."

STRATEGIC INITIATIVES

One Alerus = Working Better Together to Grow


Client Oriented
Diversified Services
Synergistic Growth
Tailored Advice
Technology Investment
Reinvention of Processes
One Alerus

Our **Purpose Powers** our **Culture**

Passion for Excellence
Act with accountability and sense of urgency to best serve clients and achieve exceptional results

Success is Never Final
Embrace opportunities to adapt and grow with our industry and our clients

Do the Right Thing
Lead with integrity and provide valued advice and guidance

One Alerus
Work together to provide purpose-driven products and services for our clients

ORGANIC GROWTH

- Collaborative leadership team focused on ***new client*** acquisition, retention, and ***deepening relationships*** with existing clients
- ***Diversified business model*** focused on bringing value to clients through advice and specialty solutions to help clients grow
- Leveraging ***growth synergies*** unavailable to traditional banking organizations

EMPLOYER OF CHOICE

- Recruiting and retaining ***top talent across the organization*** with deep expertise and industry experience
- ***Accelerating growth*** in existing or new mid-market C&I banking markets and specialty niches ***with talent and team lift-outs***

STRATEGIC ACQUISITIONS

- Proven history as ***acquiror of choice*** focused on complementary business models, cultural similarities, and growth opportunities
- Acquisition targets include nationwide ***retirement and benefit*** service providers, ***wealth management*** firms, and ***banks***

PRODUCTIVITY AND EFFICIENCY

- Providing ***secure and reliable*** technology that meets evolving client expectations
- Integrating our full product and service offerings through our ***fast-follower*** technology strategy

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



KATIE LORENSON
Director, President and Chief Executive Officer
8 years with Alerus



AL VILLALON
Executive Vice President and Chief Financial Officer
3 years with Alerus



JIM COLLINS
Executive Vice President and Chief Banking and Revenue Officer
3 years with Alerus



FORREST WILSON
Executive Vice President and Chief Retirement Services Officer
1 year with Alerus



KARIN TAYLOR
Executive Vice President and Chief Operating Officer
7 years with Alerus



MISSY KENEY
Executive Vice President and Chief Engagement Officer
20 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



JANET ESTEP
Since 2021
Former President and CEO, Nacha; Former EVP, US Bank Transaction Division; Former VP, Pace Analytical Services



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors; Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.



JOHN URIBE
Since 2023
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



NIKKI SORUM
Since 2023
Former Head of Sales and Distribution, Thrivent; Former SVP, Private Client Group, RBC Wealth Management



JEFFREY BOLTON
Since 2024
Former Chief Administrative Officer and Chief Financial Officer, Mayo Clinic


ALERUS

FOURTH QUARTER HIGHLIGHTS

Office in Minnetonka, Minnesota

4Q 2024 HIGHLIGHTS

Success is Never Final

EARNINGS	**NII: $38.3 million** 3.20% NIM	**Adjusted PPNR[1]: $18.2 million** +89% vs. 3Q24	**Adjusted Efficiency Ratio[1]: 69.0%** -8.7% vs. 3Q24	**Adjusted ROTCE[1]: 14.7%** +5.6% vs. 3Q24
BALANCE SHEET	**Loans: $4.0 billion** +31.7% vs. 3Q24	**Deposits: $4.4 billion** +31.7% vs. 3Q24	**L/D Ratio: 91%** Stable vs. 3Q24	**NIB Deposits: 20.6% of total deposits** +85 bps vs. 3Q24

ASSET & CAPITAL STRENGTH	**CET1: 10.0%** Well above bank regulatory requirements	**Book Value: $19.68** +$0.15 vs. 3Q24	**ACL: 1.50%** +21 bps vs. 3Q24
VALUE CREATION	**Completed HMNF Acquisition** Represented our largest acquisition of all time	**Upgrading an office location in the Fargo market** Recognized a gain on sale of an office	**Paid $0.20 Dividend Per Share** $5.1 million to shareholders

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

4Q 2024 RESULTS

Income Statement

(dollars and shares in thousands, except per share data)	Three months ended			Year ended	
	December 31, 2024 (Unaudited)	September 30, 2024 (Unaudited)	December 31, 2023 (Unaudited)	December 31, 2024 (Unaudited)	December 31, 2023
Net Interest Income	$ 38,284	$ 22,542	$ 21,552	$ 107,045	$ 87,839
Provision for Credit Losses	11,992	1,661	1,507	18,141	2,057
Net Interest Income After Provision for Credit Losses	26,292	20,881	20,045	88,904	85,782
Noninterest Income	33,874	28,363	791	114,931	80,229
Noninterest Expense	56,023	42,447	38,654	176,241	150,157
Income Before Income Taxes	4,143	6,797	(17,818)	27,594	15,854
Income Tax Expense	921	1,590	(3,064)	6,525	4,158
Net Income	$ 3,222	$ 5,207	$ (14,754)	$ 21,069	$ 11,696
Adjusted Net Income [1]	*11,030*	*6,168*	*5,047*	*30,769*	*29,235*
Pre-Provision Net Revenue [1]	$ 16,135	$ 8,458	$ (16,311)	$ 45,735	$ 17,911
Adjusted Pre-Provision Net Revenue [1]	*18,247*	*9,674*	*8,754*	*50,241*	*40,430*
Per Common Share Data					
Earnings Per Common Share - Diluted	$ 0.13	$ 0.26	$ (0.73)	$ 0.98	$ 0.58
Adjusted Earnings Per Common Share - Diluted [1]	*0.44*	*0.31*	*0.26*	*1.44*	*1.45*
Diluted Average Common Shares Outstanding	25,144	20,075	19,996	21,321	20,143
Performance Ratios					
Return on Average Total Assets	0.24 %	0.48 %	(1.51) %	0.47 %	0.31 %
Adjusted Return on Average Total Assets	*0.83 %*	*0.57 %*	*0.52 %*	*0.68 %*	*0.77 %*
Return on Average Tangible Common Equity [1]	6.01 %	7.83 %	(18.85) %	8.16 %	5.37 %
Adjusted Return on Average Tangible Common Equity [1]	*14.65 %*	*9.04 %*	*8.38 %*	*11.15 %*	*11.30 %*
Noninterest Income as a % of Revenue	46.94 %	55.72 %	3.54 %	51.78 %	47.74 %
Net Interest Margin (Tax-Equivalent)	3.20 %	2.23 %	2.37 %	2.56 %	2.46 %
Adjusted Net Interest Margin (Tax-Equivalent) [1]	*2.81 %*	*2.35 %*	*2.31 %*	*2.53 %*	*2.42 %*
Efficiency Ratio [1]	73.36 %	80.29 %	165.40 %	75.93 %	85.85 %
Adjusted Efficiency Ratio [1]	*68.97 %*	*77.71 %*	*78.18 %*	*73.44 %*	*75.50 %*

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

PERFORMANCE RATIOS

Adjusted Return on Average Assets[(1)/(2)]



0.52%
0.57%
0.83%
4Q 2023
3Q 2024
4Q 2024

Adjusted Return on Average Tangible Common Equity[(1)/(2)]



8.38%
9.04%
14.65%
4Q 2023
3Q 2024
4Q 2024

Tangible Book Value per Share[(2)]



$15.46
$16.50
$14.49
4Q 2023
3Q 2024
4Q 2024

1. Rates have been annualized.
2. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY REVENUE ITEMS



Net Interest Income
$ in thousands
$21,552
$22,542
$38,284
4Q 2023
3Q 2024
4Q 2024

Net Interest Income: +69.8% Linked Quarter
+77.6% Year-over-year



Noninterest Income
$ in thousands | % of noninterest income
Retirement & Benefit Services
Wealth Advisory
Banking Fees and Other(1)(2)
$25,434
$4,177 (2)
16.4%
$5,940
23.4%
$15,317
60.2%
$28,363
$5,535
19.5%
$6,684
23.6%
$16,144
56.9%
$33,874
$10,376
30.6%
$7,010
20.7%
$16,488
48.7%
4Q 2023
3Q 2024
4Q 2024

Noninterest Income: +19.4% Linked Quarter
+33.2% Year-over-year

1. Banking fees and other consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. Excludes net losses on investment securities of $24.6 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."

NET INTEREST INCOME

YIELDS AND RATES

Earning Assets



2.70%
5.64%
4.89%
2.55%
5.73%
5.12%
2.68%
6.27%
5.60%
4Q 2023
3Q 2024
4Q 2024
Investment Securities Yield
Loan Yield
Total Earning Asset Yield

Cost of Funds



2.27%
2.99%
2.67%
2.72%
3.36%
3.07%
2.37%
2.96%
2.53%
4Q 2023
3Q 2024
4Q 2024
Cost of Total Deposits
Cost of Interest Bearing Deposits
Total Cost of Funds

NIM[1]



2.37%
-0.06%
2.31%
2.23%
-0.02%
0.14%
2.35%
3.20%
-0.39%
2.81%
4Q 2023
3Q 2024
4Q 2024
Reported NIM
PAA
BTFP
Adjusted NIM (2)

NII AND NIM[1] WALK

$ in Thousands



$22,542
$9,220
$5,876
$3,516
$-
$(2,870)
$38,284
3Q 2024
Asset Volume/Mix
Asset Rate
Liability Rate
Accrual Days
Liability Volume/Mix
4Q 2024

NIM:	**2.23%**	0.34%	0.57%	0.34%	0.00%	(0.28%)	**3.20%**

QUARTERLY HIGHLIGHTS

- Net interest income for the fourth quarter of 2024 was $38.3 million, a $15.7 million, or 69.8%, increase from the third quarter of 2024.
  - The increase was primarily due to increased interest income on higher earning balances from assets acquired in the HMNF transaction, organic loan growth, and lower average rates paid on deposit balances.
- Net interest margin (on a tax-equivalent basis) increased 97 basis points to 3.20% from 2.23% for the third quarter of 2024.
  - The increase was mainly attributable to purchase accounting accretion, lower rates paid on deposits in the fourth quarter, the unwinding of the Bank Term Funding Program ("BTFP") arbitrage trade late in the third quarter, and organic loan and deposit growth.

1. Tax-equivalent net interest margin.
2. Adjusted for BTFP arbitrage trade and purchase accounting accretion (PAA). Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."
Yields and rates have been annualized.

EARNING ASSETS

DECEMBER 31, 2024 LOAN PORTFOLIO[(1)]


1.1%
16.7%
7.4%
9.1%
24.2%
9.3%
3.1%
29.1%

LOAN PORTFOLIO[(1)] CHANGES

$ in thousands

Chart Legend	Category	As of 12/31/2023	As of 9/30/2024	As of 12/31/2024	Change QoQ	Change YoY
■	Commercial and industrial	$ 562,180	$ 606,245	$ 666,727	10.0%	18.6%
■	CRE - Construction, land and development	124,034	173,629	294,677	69.7%	137.6%
■	CRE - Multifamily	245,103	275,377	363,123	31.9%	48.2%
■	CRE - Non-owner occupied	569,354	686,071	967,025	41.0%	69.8%
■	CRE - Owner occupied	271,623	296,366	371,418	25.3%	36.7%
■	Agriculture	76,973	85,257	124,307	45.8%	61.5%
■	Residential real estate	881,013	873,005	1,161,135	33.0%	31.8%
■	Other consumer	29,303	36,393	44,122	21.2%	50.6%
	Total	**$ 2,759,583**	**$ 3,032,343**	**$ 3,992,534**	**31.7%**	**44.7%**

INVESTMENT PORTFOLIO


$ in thousands
U.S. Treasury and Agencies
Municipals
Corporate Debt
Corporate ABS & CMO
Other (2)
Agency MBS
$786,464
16.5%
6.2%
41.9%
0.1%
35.3%
$750,761
16.3%
6.6%
41.6%
0.5%
35.0%
$867,078
3.5%
13.8%
6.0%
44.9%
0.4%
31.4%
12/31/2023
9/30/2024
12/31/2024

	12/31/2023	9/30/2024	12/31/2024
Held-to-Maturity:	38.1%	37.6%	31.8%
Available-for-Sale:	61.9%	62.1%	67.8%
Trading Securities[(2)]:	0.0%	0.3%	0.4%
% of Earning Assets:	21.4%	19.6%	17.7%
AOCI:	$(73,655)	$(63,424)	$(73,366)

QUARTERLY HIGHLIGHTS

- Total loans increased $960 million from September 30, 2024.
- Quarter over quarter growth was mainly attributed to loans acquired in the HMNF transaction. Additionally, the quarter saw strong organic loan growth.
- Total non-owner occupied and multifamily CRE loans, to total Bank risk-based capital[(3)] was 265% as of December 31, 2024.
- The investment portfolio increased $116 million compared to September 30, 2024, largely due to the addition of investment securities acquired from HMNF.

1. Additional loan portfolio breakdown available in appendix
2. Other includes Agency Non-MBS and trading securities which consist of mutual funds held for deferred compensation.
3. Alerus Financial, N.A. (Bank) total risk-based capital was $503 million as of December 31, 2024.

DEPOSIT CHARACTERISTICS

DECEMBER 31, 2024 DEPOSIT PORTFOLIO (BY CATEGORY)



4.3%
16.2%
Noninterest-bearing: 20.6%
27.9%
31.0%

DEPOSIT PORTFOLIO CHANGES

$ in thousands

Chart Legend	Category	As of 12/31/2023	As of 9/30/2024	As of 12/31/2024	Change QoQ	Change YoY
■	Noninterest-bearing	$ 728,082	$ 657,547	$ 903,466	37.4%	24.1%
■	Interest-bearing demand	840,711	1,034,694	1,220,173	17.9%	45.1%
■	Money market and savings	938,527	956,727	1,357,536	41.9%	44.6%
■	Time deposits	411,562	488,447	706,965	44.7%	71.8%
■	HSA deposits	176,729	186,135	190,270	2.2%	7.7%
	Total	**$ 3,095,611**	**$ 3,323,550**	**$ 4,378,410**	**31.7%**	**41.4%**
	Loan to deposits ratio	**89.1%**	**91.2%**	**91.2%**		

DECEMBER 31, 2024 DEPOSIT PORTFOLIO (BY CLIENT SEGMENT)



Public 4.6%
Synergistic 22.2%
Consumer 35.6%
Commercial 37.6%

Synergistic deposits [(1)] grew **+14.3%** from December 31, 2023.

QUARTERLY HIGHLIGHTS

- Total deposits increased $1.1 billion from September 30, 2024.
- The loans to deposits ratio was 91.2% as of December 31, 2024; this was stable compared to September 30, 2024.
- The increase in total deposits was due to the recent acquisition of HMNF, expanded and new commercial deposit relationships, and synergistic deposit growth.
- Synergistic deposits increased 5.8% from September 30, 2024.

1. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

BANKING SERVICES

DIVISIONAL[(1)] INCOME STATEMENT

$ in thousands

	4Q 2024	3Q 2024	4Q 2023
Net interest income	$ 38,284	$ 22,542	$ 21,552
Provision for credit losses[(2)]	11,992	1,661	1,507
Noninterest income[(3)]	10,376	5,535	4,177
Total revenue	36,668	26,416	24,222
Noninterest expense[(4)]	30,667	20,269	18,792
Net income before taxes:	**$ 6,001**	**$ 6,147**	**$ 5,430**

NONINTEREST INCOME[(3)] BREAKDOWN

$ in thousands


$10,376
$5,337
$722
$644
$3,673
$5,535
$1,972
$502
$488
$2,573
$4,177
$2,013
$544
$341
$1,279
4Q 2023
3Q 2024
4Q 2024
Mortgage
Service Charges
Debit Card Interchange
Other

MORTGAGE HIGHLIGHTS

$ in millions


Portfolio
Sale
$65
$7
$58
$82
$3
$79
$89
$12
$77
4Q 2023
3Q 2024
4Q 2024

	4Q 2023	3Q 2024	4Q 2024
Purchase:	96.0%	94.6%	86.1%
Refinance:	4.0%	5.4%	13.9%
Fair Value Change:	$(314)	($221)	$(170)

$ in thousands

BANKING SERVICES QUARTERLY HIGHLIGHTS

- Banking services noninterest income increased 87.5% from the third quarter of 2024.
- The increase was primarily due to a gain on the sale of fixed assets related to the sale of one of our three Fargo, North Dakota offices and increased swap fee income generated from commercial loan originations.
- Mortgage revenue for the fourth quarter of 2024 increased $1.1 million, or 42.8%, from the third quarter of 2024 due to higher mortgage originations and higher margins on sold mortgages.

1. Includes Corporate Administration income.
2. Includes $7,772 thousand of HMNF day one provision for credit losses
3. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income. Excludes net losses on investment securities of $24.6 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."
4. Excludes HMNF acquisition-related expenses.

RETIREMENT AND BENEFIT SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	4Q 2024	3Q 2024	4Q 2023
Recurring annual income	$ 13,174	$ 12,827	$ 12,613
Transactional income	3,314	3,317	2,704
Gain on sale of ESOP trustee business	-	-	-
Total noninterest income	16,488	16,144	15,317
Noninterest expense	14,790	14,154	13,792
Net income before taxes:	**$ 1,698**	**$ 1,990**	**$ 1,525**

AUA / AUM AND PARTICIPANTS

$ in millions



$34,200
$36,733
$32,123
$36,682
$40,729
423,156
447,564
453,757
473,692
500,164
2020
2021
2022
2023
2024
AUA/AUM
Participants

SYNERGISTIC DEPOSITS

$ in thousands



$493,962
$525,778
$529,584
$598,160
$683,149
$136,946
$170,224
$167,796
$188,349
$211,988
$126,518
$153,224
$166,171
$176,729
$190,270
$230,498
$202,330
$195,617
$233,082
$280,891
2020
2021
2022
2023
2024
Money Market
HSA
Other

QUARTERLY HIGHLIGHTS

- Retirement and Benefit Services revenue increased 2.1% compared to the third quarter of 2024. The increase was primarily driven by nonmarket-based fees.
- AUA / AUM decreased 1.3% from September 30, 2024.
- 61% of Retirement and Benefit Services revenue is tied to plans, participants, and activity. 39% of revenue is market sensitive.
- 52.9% of Retirement and Benefit Services synergistic deposits are indexed.
- HSA synergistic deposits had an average cost of funds of 10 bps for the fourth quarter of 2024.

1. Excludes funds transfer pricing credit on synergistic deposits.

WEALTH ADVISORY SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

		4Q 2024		3Q 2024		4Q 2023
Asset management		5,974	$	5,972	$	4,974
Brokerage		651		365		563
Insurance and advisory		385		347		403
Total noninterest income		7,010		6,684		5,940
Noninterest expense		4,144		3,838		3,773
Net income before taxes:	$	**2,866**	$	**2,846**	$	**2,167**

AUA / AUM

$ in millions



$3,339
$4,040
$3,583
$4,019
$4,579
2020
2021
2022
2023
2024

SYNERGISTIC DEPOSITS

$ in thousands



$101,621
$143,183
$161,973
$253,384
$290,411
2020
2021
2022
2023
2024

QUARTERLY HIGHLIGHTS

- Wealth advisory services revenue increased 4.9% from the third quarter of 2024.
- AUA / AUM increased 4.1% from September 30, 2024, due to acquired assets from HMNF.
- Synergistic Wealth deposits grew 3.7% in the fourth quarter compared to September 30, 2024.
- 94.9% of Wealth Advisory Services synergistic deposits are indexed.

1. Excludes funds transfer pricing credit on synergistic deposits.

NONINTEREST EXPENSE



$ in thousands
$38,654
$422
$4,972
$2,345
$5,686
$1,858
$23,371
$42,447
$1,693
$4,761
$2,606
$4,879
$2,082
$26,426
$56,023
$5,571
$7,693
$3,235
$6,935
$1,963
$30,626
4Q 2023
3Q 2024
4Q 2024
Compensation and Benefits
Occupancy and Equipment
Business Services, Software and Technology
Professional Fees and Assessments
Other[1]
One-time items[2]

Noninterest Expense: +32.0% Linked Quarter
+44.9% Year-over-year

QUARTERLY HIGHLIGHTS

- Noninterest expense increased $13.6 million, or 32.0%, compared to the third quarter of 2024.
- The quarter over quarter increase was primarily driven by the acquisition of HMN Financial, Inc. and related expenses.
- Intangible amortization expense was $2.8 million, a $1.5 million increase from the third quarter of 2024, primarily driven by amortization expense related to the $33.5 million core deposit intangible recorded in connection with the HMNF acquisition.

YEAR-OVER-YEAR HIGHLIGHTS

- Noninterest expense increased $17.4 million, or 44.9%, compared to the fourth quarter of 2023.
- The year over year increase was primarily driven by the acquisition of HMNF and related expenses.
- Increased labor costs, employee benefit costs, higher Federal Deposit Insurance Corporation ("FDIC") expenses, and larger core processing fees also drove noninterest expense higher year over year.

1. Consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.
2. Consists of HMNF acquisition-related expenses and severance and signing bonus expenses. See "Total adjusted noninterest expense items" in the "Non-GAAP Disclosure Reconciliation."

ASSET QUALITY AND RESERVE LEVELS

NPA / ASSETS %


0.17%
0.09%
0.10%
0.22%
1.19%
2020
2021
2022
2023
2024

	2020	2021	2022	2023	2024
NCO/ Avg Loans	0.03%	(0.04%)	0.02%	(0.04%)	0.13%

RESERVES OVER NPL %

$ in thousands


674%
1,437%
821%
410%
95%
2020
2021
2022
2023
2024

	2020	2021	2022	2023	2024
Nonaccrual loans	$5,050	$2,076	$3,794	$8,596	$54,433
Accruing loans 90+ days past due	30	121	-	139	8,453
Total NPLs	$5,080	$2,197	$3,794	$8,735	$62,886

RESERVES / LOANS %


1.73%
1.80%
1.27%
1.30%
1.50%
2020
2021
2022
2023
2024

HIGHLIGHTS

- For the fourth quarter of 2024, the Company had net charge-offs of $1.3 million which resulted in net charge-offs to average loans of 13 bps in the quarter.
- Reserves to total loans increased 21 bps from September 30, 2024, to 1.50%.
- Total nonperforming assets were $62.9 million as of December 31, 2024, an increase of $54.1 million from December 31, 2023. $30.4 million of the increase was primarily driven by one construction, land and development loan moving to nonaccrual status and additional protective advances on that project. One large residential real estate relationship and one CRE non-owner occupied loan moving to nonaccrual status also contributed $13.6 million to the increase during the year.

CAPITAL AND SOURCES OF LIQUIDITY

COMMON EQUITY TIER 1



12.8%
14.7%
13.4%
11.8%
10.0%
2020
2021
2022
2023
2024

TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS



9.2%
13.2%
9.8%
15.1%
11.3%
13.7%
10.6%
12.1%
8.7%
10.2%
6%
4%
Tier 1 Capital
Leverage
2020
2021
2022
2023
2024
Tier 1 Leverage
Tier 1 Capital
Regulatory Capital Minimum to be considered adequately capitalized.

TOTAL RISK BASED CAPITAL



16.8%
18.6%
16.5%
14.8%
12.6%
8%
2020
2021
2022
2023
2024
Regulatory Capital Minimum to be considered adequately capitalized.

LIQUIDITY

$ in thousands

Total assets	$ 5,265,308
Cash and cash equivalents	61,239
Unencumbered securities AFS	478,914
Overcollateralized securities pledging positions - AFS	38,848
Total On Balance Sheet Liquidity[1]	**579,001**
FHLB borrowing capacity	1,173,086
Fed funds lines	92,000
Brokered CD capacity[2]	1,019,488
Total Off Balance Sheet Liquidity	**2,284,574**
Total Liquidity as of 12/31/2024	**$ 2,863,575**
Total Liquidity (Ex-brokered CD Capacity)	***$ 1,844,087***

1. Excludes unencumbered HTM securities with a market value of $37.6 million.
2. The Company had $33.6 million of brokered deposits as of December 31, 2024.

OUTLOOK

Full Year

	Comparison		2025 Guidance
Loans *End of period*	$4.0b *12/31/2024*	»	Up low-to-mid single digits
Deposits *End of period*	$4.4b *12/31/2024*	»	Up low single digits
NIM	2.56% *2024*	»	> 3.00%
Noninterest Income	$114.9m *2024*	»	Stable
Adjusted Efficiency Ratio[1]	73.4% *2024*	»	< 70.0%

| 1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY TAKEAWAYS

Alerus is set for a strong 2025 with enhanced scale and operating leverage through HMNF

EARNINGS

Robust earnings driven by the HMNF acquisition and organic growth

- Net interest income increased 69.8% compared to the third quarter of 2024
- Adjusted ROTCE[1] of 14.7% in the fourth quarter of 2024
- Adjusted pre-provision net revenue[1] increased 89% compared to the prior quarter

BALANCE SHEET

The natural expansion of our franchise has bolstered our balance sheet

- 31.7% growth in loans and deposits compared to September 30, 2024
- 91.2% loan to deposit ratio
- Over $5 billion in assets for the first time in the Company's history

ASSET & CAPITAL STRENGTH

Continued strong reserves and capital metrics

- Total reserves to loans of 1.50%
- CET1 of 10.0%; well above bank regulatory requirements
- Book value per share of $19.68, a $0.15 increase from the prior quarter

VALUE CREATION

We remain focused on the long-term success of the Company

- Completed our acquisition of HMN Financial, Inc.
- Returned $5.1 million to stockholders through dividends
- Strong momentum in returning the Company to top tier performance

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."


ALERUS
ALERUS

Office in Downtown Minneapolis, Minnesota

APPENDIX

DIVISIONAL INCOME STATEMENT

($ dollars in thousands)

Quarter ended December 31, 2024	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 38,949	$ -	$ -	$ (665)	$ 38,284
Provision for loan losses[1]	11,992	-	-	-	11,992
Noninterest income[2]	6,907	16,488	7,010	3,469	33,874
Noninterest expense	30,667	14,790	4,144	6,422	56,023
Net income before taxes	**$ 3,197**	**$ 1,698**	**$ 2,866**	**$ (3,618)**	**$ 4,143**

Quarter ended September 30, 2024	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 23,220	$ -	$ -	$ (678)	$ 22,542
Provision for loan losses	1,661	-	-	-	1,661
Noninterest income[2]	4,940	16,144	6,684	595	28,363
Noninterest expense	20,269	14,154	3,838	4,186	42,447
Net income before taxes	**$ 6,230**	**$ 1,990**	**$ 2,846**	**$ (4,269)**	**$ 6,797**

Quarter ended December 31, 2023	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 22,234	$ -	$ -	$ (682)	$ 21,552
Provision for loan losses	1,507	-	-	-	1,507
Noninterest income[2][3]	4,186	15,317	5,940	(9)	25,434
Noninterest expense	18,792	13,792	3,773	2,297	38,654
Net income before taxes	**$ 6,121**	**$ 1,525**	**$ 2,167**	**$ (2,988)**	**$ 6,825**

1. Includes $7.772 thousand of HMNF day one provision for credit losses
2. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Excludes net losses on investment securities of $24.6 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."

LOAN PORTFOLIO BREAKDOWN

($ in thousands)	December 31, 2024 Balance	December 31, 2024 Percent of Portfolio	December 31, 2023 Balance	December 31, 2023 Percent of Portfolio
Commercial and industrial:				
General business	$ 340,702	8.5%	$ 258,008	9.3%
Services	177,813	4.5%	146,318	5.3%
Retail trade	88,105	2.2%	91,216	3.3%
Manufacturing	60,107	1.5%	66,638	2.4%
Total commercial and industrial	**666,727**	**16.7%**	**562,180**	**20.3%**
Commercial real estate:				
Construction, land and development	294,677	7.4%	124,034	4.5%
Multifamily	363,123	9.1%	245,103	8.9%
Non-owner occupied				
Office	168,170	4.2%	124,684	4.5%
Industrial	169,391	4.2%	104,241	3.8%
Retail	154,325	3.9%	96,578	3.5%
Hotel	170,982	4.3%	80,576	2.9%
Medical Office	139,939	3.5%	63,788	2.3%
Medical or nursing facility	110,164	2.8%	47,625	1.7%
Other commercial real estate	54,054	1.3%	51,862	1.9%
Total non-owner occupied	967,025	24.2%	569,354	20.6%
Owner Occupied	371,418	9.3%	271,623	9.8%
Total commercial real estate	**1,996,243**	**50.0%**	**1,210,114**	**43.8%**
Agricultural:				
Land	61,299	1.5%	40,832	1.5%
Production	63,008	1.6%	36,141	1.3%
Total agricultural	**124,307**	**3.1%**	**76,973**	**2.8%**
Consumer				
Residential real estate first lien	921,019	23.1%	697,900	25.3%
Residential real estate construction	33,547	0.8%	28,979	1.1%
Residential real estate HELOC	162,509	4.1%	118,315	4.3%
Residential real estate junior lien	44,060	1.1%	35,819	1.3%
Other Consumer	44,122	1.1%	29,303	1.1%
Total consumer	**1,205,257**	**30.2%**	**910,316**	**33.1%**
Total loans	**$ 3,992,534**	**100.0%**	**$ 2,759,583**	**100.0%**

LINE OF CREDIT UTILIZATION


C&I
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2020
2021
2022
2023
2024
1Q 2024
2Q 2024
3Q 2024
4Q 2024
Funded
Unfunded
Funded %


Home Equity Lines of Credit
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2020
2021
2022
2023
2024
1Q 2024
2Q 2024
3Q 2024
4Q 2024
Funded
Unfunded
Funded %

Commercial and industrial loans includes revolving C&I loans and other loans. It excludes non-revolving C&I loans, ag production, and loans to public entities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Changes in the ACL for Loans by Portfolio Segment

	Three months ended December 31, 2024					
($ in thousands)	Beginning Balance	ACL on PCD Acquired Loans	Provision for Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
Commercial:						
Commercial and industrial	$ 6,801	$ 92	$ 1,757	$ (587)	$ 107	$ 8,170
Commercial real estate						
Construction, land and development	10,373	1,595	4,309	—	—	16,277
Multifamily	2,591	1,154	971	—	—	4,716
Non-owner occupied	8,512	5,682	2,319	—	—	16,513
Owner occupied	2,429	705	190	(110)	12	3,226
Total commercial real estate	23,905	9,136	7,789	(110)	12	40,732
Agricultural						
Land	277	229	91	—	—	597
Production	182	386	82	(26)	7	631
Total Agriculture	459	615	173	(26)	7	1,228
Total commercial	**31,165**	**9,843**	**9,719**	**(723)**	**126**	**50,130**
Consumer:						
Residential real estate						
First lien	5,440	219	1,262	—	—	6,921
Construction	103	34	220	—	—	357
HELOC	954	23	381	(19)	—	1,339
Junior lien	1,121	19	237	(635)	—	742
Total residential real estate	7,618	295	2,100	(654)	—	9,359
Other consumer	359	13	75	(12)	5	440
Total Consumer	7,977	308	2,175	(666)	5	9,799
Total	**$ 39,142**	**$ 10,151**	**$ 11,894**	**$ (1,389)**	**$ 131**	**$ 59,929**

1. The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of $104 thousand related to off-balance sheet credit exposure and ($6) thousand related to held-to-maturity investment securities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Allocation by Loan Portfolio Segment

	December 31, 2024		December 31, 2023	
($ in thousands)	Allocated Allowance	Percentage of segment allowance to segment loans	Allocated Allowance	Percentage of segment allowance to segment loans
Commercial and industrial	$ 8,170	1.23%	$ 9,705	1.73%
CRE - Construction, land and development	16,277	5.52%	6,135	4.95%
CRE - Multifamily	4,716	1.30%	1,776	0.72%
CRE - Non-owner occupied	16,513	1.71%	7,726	1.36%
CRE - Owner occupied	3,226	0.87%	2,449	0.90%
Agricultural - Land	597	0.97%	96	0.24%
Agricultural - Production	631	1.00%	84	0.23%
Residential real estate first lien	6,921	0.75%	6,087	0.87%
Residential real estate construction	357	1.06%	485	1.67%
Residential real estate HELOC	1,339	0.82%	835	0.71%
Residential real estate junior lien	742	1.68%	264	0.74%
Other Consumer	440	1.00%	201	0.69%
Total loans	**$ 59,929**	**1.50%**	**$ 35,843**	**1.30%**

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Quarterly					Year ended	
	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024	December 31, 2024	December 31, 2023
Total Assets	$ 3,907,713	$ 4,338,093	$ 4,358,623	$ 4,084,640	$ 5,265,308	$ 5,265,308	$ 3,907,713
Total Loans	2,759,583	2,799,475	2,915,792	3,032,343	3,992,534	3,992,534	2,759,583
Total Deposits	3,095,611	3,284,969	3,298,575	3,323,550	4,378,410	4,378,410	3,095,611
Tangible Common Equity[1]	305,186	309,018	311,933	326,517	367,253	367,253	305,186
Net Income	$ (14,754)	$ 6,432	$ 6,208	$ 5,207	$ 3,222	$ 21,069	$ 11,696
ROAA (%)	(1.51)	0.62	0.58	0.48	0.24	0.47	0.31
ROATCE(%)[1]	(18.85)	9.78	9.40	7.83	6.01	8.16	5.37
Net Interest Margin (FTE) (%)	2.37	2.30	2.39	2.23	3.20	2.56	2.46
Efficiency Ratio (FTE) (%)[1]	165.40	78.88	72.50	80.29	73.36	75.93	85.85
Non-Int. Income/Op. Rev. (%)	3.54	53.26	53.28	55.72	46.94	51.78	47.74
Earnings per common share - diluted	$ (0.73)	$ 0.32	$ 0.31	$ 0.26	$ 0.13	$ 0.98	$ 0.58
Total Equity/Total Assets (%)	9.45	8.57	8.56	9.46	9.47	9.47	9.45
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.94	7.23	7.26	8.11	7.15	7.15	7.94
Loans/Deposits (%)	89.15	85.22	88.40	91.24	91.19	91.19	89.15
NPLs/Loans (%)	0.32	0.26	0.95	1.58	1.58	1.58	0.32
NPAs/Assets (%)	0.22	0.17	0.63	1.18	1.19	1.19	0.22
Allowance/NPLs (%)	410.34	498.08	138.79	81.50	95.30	95.30	410.34
Allowance/Loans (%)	1.30	1.31	1.31	1.29	1.50	1.50	1.30
NCOs/Average Loans (%)	(0.04)	0.01	0.36	0.04	0.13	0.13	(0.04)

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Annual					20 - '24
	2020	2021	2022	2023	2024	CAGR
Total Assets	$ 3,013,771	$ 3,392,691	$ 3,779,637	$ 3,907,713	$ 5,265,308	15.0%
Total Loans	1,979,375	1,758,020	2,443,994	2,759,583	3,992,534	19.2%
Total Deposits	2,571,993	2,920,551	2,915,484	3,095,611	4,378,410	14.2%
Tangible Common Equity[1]	274,043	307,663	287,330	305,186	367,253	7.6%
Net Income	$ 44,675	$ 52,681	$ 40,005	$ 11,696	$ 21,069	
ROAA (%)	1.61	1.66	1.14	0.31	0.47	
ROATCE(%)[1]	17.74	18.89	15.09	5.37	8.16	
Net Interest Margin (FTE) (%)	3.22	2.90	3.04	2.46	2.56	
Efficiency Ratio (FTE) (%)[1]	68.40	70.02	72.86	85.85	75.93	
Non-Int. Income/Op. Rev. (%)	64.05	62.86	52.72	47.74	51.78	
Earnings per common share - diluted	2.52	2.97	2.10	0.58	0.98	
Total Equity/Total Assets (%)	10.96	10.59	9.44	9.45	9.47	
Tang. Cmn. Equity/Tang. Assets (%)[1]	9.27	9.21	7.74	7.94	7.15	
Loans/Deposits (%)	76.96	60.19	83.83	89.15	91.19	
NPLs/Loans (%)	0.26	0.12	0.16	0.32	1.58	
NPAs/Assets (%)	0.17	0.09	0.10	0.22	1.19	
Allowance/NPLs (%)	674.13	1,437.05	820.93	410.34	95.30	
Allowance/Loans (%)	1.73	1.80	1.27	1.30	1.50	
NCOs/Average Loans (%)	0.03	(0.04)	0.02	(0.04)	0.13	

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly					Year ended	
	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024	December 31, 2024	December 31, 2023
Tangible common equity to tangible assets							
Total common stockholders' equity	$ 369,127	$ 371,635	$ 373,226	$ 386,486	$ 498,699	$ 498,699	$ 369,127
Less: Goodwill	46,783	46,783	46,783	46,783	87,564	87,564	46,783
Less: Other intangible assets	17,158	15,834	14,510	13,186	43,882	43,882	17,158
Tangible common equity (a)	305,186	309,018	311,933	326,517	367,253	367,253	305,186
Total assets	3,907,713	4,338,093	4,358,623	4,084,640	5,265,308	5,265,308	3,907,713
Less: Goodwill	46,783	46,783	46,783	46,783	87,564	87,564	46,783
Less: Other intangible assets	17,158	15,834	14,510	13,186	43,882	43,882	17,158
Tangible assets (b)	3,843,772	4,275,476	4,297,330	4,024,671	5,133,862	5,133,862	3,843,772
Tangible common equity to tangible assets (a)/(b)	7.94%	7.23%	7.26%	8.11%	7.15%	7.15%	7.94%
Tangible common equity per common share							
Total stockholders' equity	$ 369,127	$ 371,635	$ 373,226	$ 386,486	$ 498,699	$ 498,699	$ 369,127
Less: Goodwill	46,783	46,783	46,783	46,783	87,564	87,564	46,783
Less: Other intangible assets	17,158	15,834	14,510	13,186	43,882	43,882	17,158
Tangible common equity (c)	305,186	309,018	311,933	326,517	367,253	367,253	305,186
Common shares outstanding (d)	19,734	19,777	19,778	19,790	25,345	25,345	19,734
Tangible common equity per common share (c)/(d)	$ 15.46	$ 15.63	$ 15.77	$ 16.50	$ 14.49	$ 14.49	$ 15.46
Return on average tangible common equity							
Net income	$ (14,754)	$ 6,432	$ 6,208	$ 5,207	$ 3,222	$ 21,069	$ 11,696
Add: Intangible amortization expense (net of tax)	1,046	1,046	1,046	1,046	2,215	5,353	4,184
Net income, excluding intangible amortization (e)	(13,708)	7,478	7,254	6,253	5,437	26,422	15,880
Average total equity	349,382	367,248	369,217	375,229	478,128	397,747	358,268
Less: Average goodwill	46,783	46,783	46,783	46,783	84,414	56,242	46,959
Less: Average other intangible assets (net of tax)	14,067	13,018	11,969	10,933	34,107	17,534	15,624
Average tangible common equity (f)	288,532	307,447	310,465	317,513	359,607	323,971	295,685
Return on average tangible common equity (e)/(f)	(18.85%)	9.78%	9.40%	7.83%	6.01%	8.16%	5.37%
Efficiency ratio							
Noninterest expense	$ 38,654	$ 39,019	$ 38,752	$ 42,447	$ 56,023	$ 176,241	$ 150,157
Less: Intangible amortization expense	1,324	1,324	1,324	1,324	2,804	6,776	5,296
Adjusted noninterest expense for efficiency ratio (g)	37,330	37,695	37,428	41,123	53,219	169,465	144,861
Net interest income	21,552	22,219	24,001	22,542	38,284	107,045	87,839
Noninterest income	791	25,323	27,371	28,363	33,874	114,931	80,229
Tax-equivalent adjustment	226	247	255	314	385	1,202	671
Total tax-equivalent revenue (h)	22,569	47,789	51,627	51,219	72,543	223,178	168,739
Efficiency ratio (g)/(h)	165.40%	78.88%	72.50%	80.29%	73.36%	75.93%	85.85%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual				
	2020	2021	2022	2023	2024
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 330,163	$ 359,403	$ 356,872	$ 369,127	$ 498,699
Less: Goodwill	30,201	31,490	47,087	46,783	87,564
Less: Other intangible assets	25,919	20,250	22,455	17,158	43,882
Tangible common equity (a)	274,043	307,663	287,330	305,186	367,253
Total assets	3,013,771	3,392,691	3,779,637	3,907,713	5,265,308
Less: Goodwill	30,201	31,490	47,087	46,783	87,564
Less: Other intangible assets	25,919	20,250	22,455	17,158	43,882
Tangible assets (b)	2,957,651	3,340,951	3,710,095	3,843,772	5,133,862
Tangible common equity to tangible assets (a)/(b)	9.27%	9.21%	7.74%	7.94%	7.15%
Tangible common equity per common share					
Total stockholders' equity	$ 330,163	$ 359,403	$ 356,872	$ 369,127	$ 498,699
Less: Goodwill	30,201	31,490	47,087	46,783	87,564
Less: Other intangible assets	25,919	20,250	22,455	17,158	43,882
Tangible common equity (c)	274,043	307,663	287,330	305,186	367,253
Common shares outstanding (d)	17,125	17,213	19,992	19,734	25,345
Tangible common equity per common share (c)/(d)	$ 16.00	$ 17.87	$ 14.37	$ 15.46	$ 14.49
Return on average tangible common equity					
Net income	$ 44,675	$ 52,681	$ 40,005	$ 11,696	$ 21,069
Add: Intangible amortization expense (net of tax)	3,129	3,460	3,756	4,184	5,353
Net income, excluding intangible amortization (e)	47,804	56,141	43,761	15,880	26,422
Average total equity	310,208	346,059	346,355	358,268	397,747
Less: Average goodwill	27,439	30,385	39,415	46,959	56,242
Less: Average other intangible assets (net of tax)	13,309	18,548	17,018	15,624	17,534
Average tangible common equity (f)	269,460	297,126	289,922	295,685	323,971
Return on average tangible common equity (e)/(f)	17.74%	18.89%	15.09%	5.37%	8.16%
Efficiency Ratio					
Noninterest expense	$ 163,799	$ 168,909	$ 158,770	$ 150,157	$ 176,241
Less: Intangible amortization expense	3,961	4,380	4,754	5,296	6,776
Adjusted noninterest expense (i)	159,838	164,529	154,016	144,861	169,465
Net interest income	83,846	87,099	99,729	87,839	107,045
Noninterest income	149,371	147,387	111,223	80,229	114,931
Tax-equivalent adjustment	455	492	429	671	1,202
Total tax-equivalent revenue(j)	233,672	234,978	211,381	168,739	223,178
Efficiency ratio (i)/(j)	68.40%	70.02%	72.86%	85.85%	75.93%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for where otherwise noted)	Quarterly					Twelve Months Ended
	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024	December 31, 2024
Banking fees and other income[1] excluding net losses on investment securities						
Banking fees and other income[1]	($20,466)	3,550	4,933	$5,536	$10,376	24,395
Less: Net gains (losses) on investment securities	(24,643)	—	—	—	—	—
Banking fees and other income[1] excluding net losses on investment securities	4,177	3,550	4,933	5,536	10,376	24,395

($ in thousands, except for per share data and where otherwise noted)	Annual					Five Year
	2019	2020	2021	2022	2023	Average
Adjusted net income excluding net gains (losses) on investment securities						
Net Income	$ 29,540	$ 44,675	$ 52,681	$ 40,005	$ 11,696	
Less: Net gains (losses) on investment securities	-	-	-	-	(19,468)	
Adjusted net income excluding net gains (losses) on investment securities[2] (a)	29,540	44,675	52,681	40,005	31,164	
Adjusted return on average equity						
Average total equity (b)	231,084	310,208	346,059	346,355	358,268	
Adjusted return on average equity (a)/(b)	12.78%	14.40%	15.22%	11.55%	8.70%	12.53%
Adjusted return on average assets						
Average total assets (c)	2,211,993	2,775,140	3,178,820	3,500,655	3,817,017	
Adjusted return on average assets (a)/(c)	1.34%	1.61%	1.66%	1.14%	0.82%	1.31%

1. Banking fees and other income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly			Year ended	
	4Q 2023	3Q 2024	4Q 2024	December 31, 2024	December 31, 2023
Pre-provision net revenue					
Add: Net interest income	$ 21,552	$ 22,542	$ 38,284	$ 107,045	$ 87,839
Add: Noninterest income	791	28,363	33,874	114,931	80,229
Less: Noninterest expense	38,654	42,447	56,023	176,241	150,157
Pre-provision net revenue	(16,311)	8,458	16,135	45,735	17,911
Adjusted noninterest income					
Noninterest income	$ 791	$ 28,363	$ 33,874	$ 114,931	$ 80,229
Less: Adjusted noninterest income items					
Net gains (losses) on investment securities	(24,643)	—	—	—	(24,643)
BOLI mortality proceeds (not taxable)	—	—	—	—	1,196
Gain on sale of ESOP trustee business	—	—	—	—	2,775
Net gain on sale of premises and equipment	—	476	3,459	3,941	50
Total adjusted noninterest income items (a)	(24,643)	476	3,459	3,941	(20,622)
Adjusted noninterest income (b)	25,434	27,887	30,415	110,990	100,851
Adjusted noninterest expense					
Noninterest expense	$ 38,654	$ 42,447	$ 56,023	$ 176,241	$ 150,157
Less: Adjusted noninterest expense items					
HMNF acquisition-related expenses	—	1,661	3,295	5,546	—
Severance and signing bonus expense[1]	422	31	2,276	2,901	1,897
Total adjusted noninterest expense items (c)	422	1,692	5,571	8,447	1,897
Adjusted noninterest expense (d)	38,232	40,755	50,452	167,794	148,260
Adjusted pre-provision net revenue					
Add: Net interest income	$ 21,552	$ 22,542	$ 38,284	$ 107,045	$ 87,839
Add: Adjusted noninterest income (b)	25,434	27,887	30,415	110,990	100,851
Less: Adjusted noninterest expense (d)	38,232	40,755	50,452	167,794	148,260
Adjusted pre-provision net revenue	8,754	9,674	18,247	50,241	40,430
Adjusted Efficiency ratio					
Adjusted noninterest expense (d)	$ 38,232	$ 40,755	$ 50,452	$ 167,794	$ 148,260
Less: Intangible amortization expense	1,324	1,324	2,804	6,776	5,296
Adjusted noninterest expense for efficiency ratio (e)	36,908	39,431	47,648	161,018	142,964
Total tax-equivalent revenue					
Add: Net interest income	21,552	22,542	38,284	107,045	87,839
Add: Adjusted noninterest income (b)	25,434	27,887	30,415	110,990	100,851
Add: Tax-equivalent adjustment	226	314	385	1,202	671
Total tax-equivalent revenue (f)	47,212	50,743	69,084	219,237	189,361
Adjusted efficiency ratio (e)/(f)	78.18%	77.71%	68.97%	73.44%	75.50%

1. Includes HMNF acquisition-related personnel expenses.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly			Year ended	
Lettered items are continued from the prior slide	4Q 2023	3Q 2024	4Q 2024	December 31, 2024	December 31, 2023
Adjusted net income					
Net Income	$ (14,754)	$ 5,207	$ 3,222	$ 21,069	$ 11,696
Less: Adjusted noninterest income items (net of tax)[1] (a)	(19,468)	376	2,733	3,113	(16,040)
Add: HMNF Day One Provision for Credit Losses (net of tax)[1]	-	-	6,140	6,140	-
Add: Adjusted noninterest expense items (net of tax)[1] (c)	333	1,337	4,401	6,673	1,499
Adjusted net income (g)	5,047	6,168	11,030	30,769	29,235
Adjusted earnings per share					
Adjusted net income (g)	$ 5,047	$ 6,168	$ 11,030	$ 30,769	$ 29,235
Less: Dividends and undistributed earnings allocated to participating securities	(247)	24	(16)	79	(5)
Adjusted net income available to common (h)	5,294	6,144	11,046	30,690	29,240
Diluted average common shares outstanding (i)	19,996	20,075	25,144	21,321	20,143
Adjusted earnings per share (h) / (i)	0.26	0.31	0.44	1.44	1.45
Adjusted return on average assets					
Average total assets (j)	3,868,206	4,298,080	5,272,816	4,503,492	3,817,017
Adjusted return on average assets (g)/(j)	0.52%	0.57%	0.83%	0.68%	0.77%
Adjusted return on average tangible common equity					
Adjusted net income (g)	$ 5,047	$ 6,168	$ 11,030	$ 30,769	$ 29,235
Add: Intangible amortization expense (net of tax)[1]	1,046	1,046	2,215	5,353	4,184
Adjusted net income, excluding intangible amortization (k)	6,093	7,214	13,245	36,122	33,419
Average total equity	349,382	375,229	478,128	397,746	358,268
Less: Average goodwill	46,783	46,783	84,414	56,242	46,959
Less: Average other intangible assets (net of tax)[1]	14,067	10,933	34,107	17,534	15,624
Average tangible common equity (l)	288,532	317,513	359,607	323,970	295,685
Adjusted return on average tangible common equity (k)/(l)	8.38%	9.04%	14.65%	11.15%	11.30%
Adjusted net interest margin (tax-equivalent)					
Net interest income	$ 21,552	$ 22,542	$ 38,284	$ 107,045	$ 87,839
Less: BTFP Cash interest income	-	4,113	-	12,494	-
Add: BTFP interest expense	-	3,717	-	11,291	-
Less: Purchase accounting accretion	521	152	4,692	6,121	1,490
Net interest income excluding BTFP impact (m)	21,031	21,994	33,592	99,721	86,349
Add: Tax equivalent adjustment for loans and securities (n)	226	314	385	1,202	671
Adjusted net interest income (m) + (n) = (o)	21,257	22,308	33,977	100,923	87,020
Average earning assets	3,645,184	4,077,716	4,808,230	4,221,832	3,592,476
Less: Average cash proceeds balance from BTFP	-	303,043	-	231,366	-
Add: Change in unearned purchase accounting discount	521	152	4,692	6,121	1,490
Adjusted interest earning assets (p)	3,645,705	3,774,825	4,812,922	3,996,587	3,593,966
Adjusted net interest margin (tax-equivalent) (o)/(p)	2.31%	2.35%	2.81%	2.53%	2.42%

1. Adjusted items are shown after-tax using a 21% tax rate.